UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2026

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

On July 1, 2026, Sculptor Diversified Real Estate Income Trust, Inc. (the “Company”) issued the following shares based on the respective net asset value per share as of May 31, 2026.

The following table details the shares issued and gross proceeds:

	Number of Shares Issued	Gross Proceeds
Class E Shares(1)	18,180	$212,160
Class AA Shares(2)	705,810	7,889,040
Class I-S Shares	1,367	15,000
Total	725,357	$8,116,200
_______________________________________
(1) Class E shares were issued to Sculptor Advisors LLC as payment for accrued management fees.
(2) Includes sales load fees of $37,040 for Class AA Shares.

On June 12, 2026, the Company, pursuant to their distribution reinvestment plans, issued the following shares based on the respective net asset value per share as of April 30, 2026:

	Number of Shares Issued	Purchase Price
Class E Shares(1)	2,323	$27,370
Class F Shares	88,338	1,012,528
Class FF Shares	23,093	261,349
Class AA Shares	32,484	364,521
Class A Shares	1,983	22,033
Class I-S Shares	374	4,141
Total	148,595	$1,691,942
_______________________________________
(1) Includes distributions of 115 Class E restricted shares at $1,350 in connection with the restricted stock held by our independent directors under our independent director compensation plan.

The offer, sale, and issuance of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

Item 7.01. Regulation FD Disclosure.

June 2026 Distributions

On June 30, 2026, the Company declared distributions for each class of its common stock in the amounts per share set forth below:

	Gross Distribution	Distribution Fees	Net Distribution
Class E Shares	$0.0665	$—	$0.0665
Class F Shares	$0.0665	$—	$0.0665
Class FF Shares	$0.0665	$0.0046	$0.0619
Class A Shares	$0.0665	$—	$0.0665
Class AA Shares	$0.0665	$0.0046	$0.0619
Class I-S Shares	$0.0665	$—	$0.0665

The net distributions for each class of common stock (which represents the gross distributions less distribution fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on June 30, 2026 and will be paid on or about July 10, 2026. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Anthony Boni
Name:	Anthony Boni
Title:	Chief Financial Officer

Date:	July 7, 2026